UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-21949

Deutsche High Income Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2016

Semiannual Report
to Shareholders

Deutsche High Income Opportunities Fund, Inc.

Ticker Symbol: DHG

Contents

3 Performance Summary

5 Portfolio Manager

6 Portfolio Summary

10 Investment Portfolio

30 Statement of Assets and Liabilities

31 Statement of Operations

32 Statement of Cash Flows

34 Statement of Changes in Net Assets

35 Financial Highlights

37 Notes to Financial Statements

49 Tax Information

50 Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

51 Dividend Reinvestment and Cash Purchase Plan

54 Additional Information

56 Privacy Statement

The fund seeks high current income with a secondary objective of total return.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2016 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 3/31/16
Deutsche High Income Opportunities Fund, Inc.	6-Month‡	1-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	1.31%	–4.52%	5.92%	–1.29%
Based on Market Price(a)	4.42%	–1.03%	5.98%	–2.51%
Credit Suisse High Yield Index(b)	0.45%	–4.46%	4.59%	6.23%
Morningstar Closed-End High Yield Bond Funds Category(c)	–1.05%	–5.48%	5.45%	5.73%

* The Fund commenced operations on November 22, 2006. The performance shown for the index and the Morningstar Category is for the time period of November 30, 2006 through March 31, 2016, which is based on the performance period of the life of the Fund.

‡ Total returns shown for the periods less than one year are not annualized.

On November 5, 2010, the Fund adopted its current investment policies. Prior to that date the Fund was known as DWS Dreman Value Income Edge Fund, Inc., and its investment objective was to seek to achieve a high level of total return. Performance prior to November 5, 2010 should not be considered representative of the present Fund.

Net Asset Value and Market Price
	As of 3/31/16	As of 9/30/15
Net Asset Value	$ 14.31	$ 14.55
Market Price	$ 13.33	$ 13.15

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 3/31/16: Income Dividends	$ .39
March Income Dividend	$ .0625
Current Annualized Distribution Rate (Based on Net Asset Value) as of 3/31/16†	5.24%
Current Annualized Distribution Rate (Based on Market Price) as of 3/31/16†	5.63%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on March 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended March 31, 2016 was 2.09% (1.51% excluding interest expense).

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) Morningstar's Closed-End High Yield Bond Funds category represents portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities, where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: NewYork.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 114.7%
Consumer Discretionary 35.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		270,000	274,725
Ally Financial, Inc.:
3.25%, 2/13/2018		1,765,000	1,747,350
3.25%, 11/5/2018		825,000	811,387
3.5%, 1/27/2019		1,445,000	1,423,325
4.125%, 3/30/2020		1,110,000	1,101,675
Altice Financing SA:
144A, 6.5%, 1/15/2022		320,000	325,600
144A, 7.875%, 12/15/2019		420,000	438,900
Altice Finco SA, 144A, 9.875%, 12/15/2020		420,000	451,500
AMC Entertainment, Inc., 5.875%, 2/15/2022		430,000	441,825
AMC Networks, Inc., 5.0%, 4/1/2024		1,080,000	1,084,050
AmeriGas Finance LLC:
6.75%, 5/20/2020		885,000	907,125
7.0%, 5/20/2022		680,000	697,000
APX Group, Inc., 6.375%, 12/1/2019		375,000	376,125
Asbury Automotive Group, Inc.:
6.0%, 12/15/2024		1,020,000	1,030,200
144A, 6.0%, 12/15/2024		885,000	893,850
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		560,000	595,000
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		620,000	508,400
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		935,000	855,525
5.5%, 4/1/2023		1,285,000	1,246,450
Beacon Roofing Supply, Inc., 144A, 6.375%, 10/1/2023		375,000	397,500
Block Communications, Inc., 144A, 7.25%, 2/1/2020		715,000	693,550
Boyd Gaming Corp., 6.875%, 5/15/2023		310,000	330,150
Caleres, Inc., 6.25%, 8/15/2023		250,000	250,000
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		830,000	844,525
144A, 5.375%, 5/1/2025		620,000	630,850
144A, 5.875%, 4/1/2024		625,000	654,687
144A, 5.875%, 5/1/2027		1,035,000	1,055,700
6.5%, 4/30/2021		2,600,000	2,692,326
CCOH Safari LLC, 144A, 5.75%, 2/15/2026		1,195,000	1,236,825
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,190,000	1,109,675
144A, 6.375%, 9/15/2020		1,480,000	1,465,200
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		314,389	323,821
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		445,000	423,863
Series B, 6.5%, 11/15/2022		665,000	661,675
Series A, 7.625%, 3/15/2020		105,000	89,775
Series B, 7.625%, 3/15/2020		1,265,000	1,160,637
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		40,000	41,126
CSC Holdings LLC:
5.25%, 6/1/2024		465,000	414,431
6.75%, 11/15/2021		1,500,000	1,540,500
Dana Holding Corp., 5.5%, 12/15/2024		385,000	363,825
Delphi Corp., 5.0%, 2/15/2023		490,000	515,725
DISH DBS Corp.:
4.25%, 4/1/2018		530,000	543,139
5.125%, 5/1/2020		6,500,000	6,451,250
6.75%, 6/1/2021		145,000	149,713
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		2,100,000	2,197,125
144A, 5.75%, 3/1/2023		665,000	704,900
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		740,000	751,100
5.25%, 4/15/2023		1,071,000	1,065,109
Global Partners LP, 7.0%, 6/15/2023		500,000	372,500
Goodyear Tire & Rubber Co., 5.125%, 11/15/2023		360,000	368,100
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		880,000	871,200
144A, 5.25%, 12/15/2023		1,265,000	1,249,187
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		565,000	593,250
144A, 5.75%, 4/15/2024 (b)		300,000	308,250
7.5%, 7/15/2020		200,000	212,250
11.5%, 7/15/2020		675,000	748,828
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	285,713
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		2,050,000	2,019,250
Lamar Media Corp., 144A, 5.75%, 2/1/2026		125,000	131,250
Lennar Corp., 4.75%, 11/15/2022		890,000	892,225
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		100,000	101,750
144A, 7.0%, 9/1/2020		675,000	707,062
MDC Partners, Inc.:
144A, 6.5%, 5/1/2024		225,000	229,781
144A, 6.75%, 4/1/2020		430,000	444,513
Mediacom Broadband LLC:
5.5%, 4/15/2021		100,000	100,750
6.375%, 4/1/2023		800,000	818,000
Mediacom LLC, 7.25%, 2/15/2022		200,000	210,500
MGM Resorts International:
6.0%, 3/15/2023		580,000	600,300
6.75%, 10/1/2020		834,000	902,388
7.5%, 6/1/2016		550,000	554,125
7.625%, 1/15/2017		385,000	399,438
8.625%, 2/1/2019		950,000	1,080,625
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		520,000	522,600
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025		260,000	281,099
144A, 10.125%, 1/15/2023		1,015,000	1,086,050
144A, 10.875%, 10/15/2025		1,150,000	1,250,050
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		290,000	297,250
Numericable-SFR:
144A, 4.875%, 5/15/2019		975,000	970,125
144A, 6.0%, 5/15/2022		1,455,000	1,418,625
Penske Automotive Group, Inc., 5.375%, 12/1/2024		1,360,000	1,349,800
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		310,000	328,600
Quebecor Media, Inc., 5.75%, 1/15/2023		375,000	386,250
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		120,000	122,088
144A, 5.375%, 4/15/2023		50,000	51,313
Sally Holdings LLC, 5.625%, 12/1/2025		905,000	963,825
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		775,000	778,875
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	235,588
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		210,000	217,877
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		405,000	423,164
Spectrum Brands, Inc., 5.75%, 7/15/2025		260,000	276,250
Springs Industries, Inc., 6.25%, 6/1/2021		565,000	567,825
Starz LLC, 5.0%, 9/15/2019		295,000	300,900
Suburban Propane Partners LP, 5.75%, 3/1/2025		280,000	267,400
Toll Brothers Finance Corp., 4.875%, 11/15/2025		590,000	584,100
TRI Pointe Group, Inc., 4.375%, 6/15/2019		280,000	277,900
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,630,000	1,670,750
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		2,080,000	2,106,000
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		67,500	71,381
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		486,000	513,945
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		520,000	435,500
144A, 8.5%, 10/15/2022		375,000	354,375
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		975,000	975,000
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025		330,000	323,400
			77,577,854
Consumer Staples 2.8%
Aramark Services, Inc., 5.125%, 1/15/2024		370,000	389,888
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		345,000	359,152
Constellation Brands, Inc., 4.75%, 12/1/2025		150,000	155,250
Cott Beverages, Inc.:
5.375%, 7/1/2022		855,000	867,825
6.75%, 1/1/2020		385,000	404,250
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		215,000	223,063
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		470,000	426,525
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		405,000	354,375
144A, 7.25%, 6/1/2021		1,015,000	1,010,940
144A, 8.25%, 2/1/2020		295,000	302,375
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		395,000	396,481
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		110,000	115,137
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		175,000	184,406
Smithfield Foods, Inc., 6.625%, 8/15/2022		18,000	19,125
The WhiteWave Foods Co., 5.375%, 10/1/2022		785,000	844,856
			6,053,648
Energy 7.1%
Antero Resources Corp.:
5.125%, 12/1/2022		685,000	621,637
5.375%, 11/1/2021		495,000	457,875
5.625%, 6/1/2023		400,000	368,000
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		430,000	357,975
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		520,000	458,250
Concho Resources, Inc., 5.5%, 4/1/2023		1,095,000	1,073,100
Continental Resources, Inc.:
4.5%, 4/15/2023		500,000	418,125
5.0%, 9/15/2022		1,770,000	1,525,519
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		190,000	140,600
DCP Midstream Operating LP, 2.7%, 4/1/2019		1,000,000	893,335
Gulfport Energy Corp., 6.625%, 5/1/2023		205,000	190,650
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		375,000	315,937
144A, 5.75%, 10/1/2025		715,000	614,900
Holly Energy Partners LP, 6.5%, 3/1/2020		205,000	202,950
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		325,000	203,125
Laredo Petroleum, Inc., 6.25%, 3/15/2023		610,000	510,875
Memorial Resource Development Corp., 5.875%, 7/1/2022		375,000	316,875
Newfield Exploration Co.:
5.375%, 1/1/2026		300,000	273,000
5.75%, 1/30/2022		390,000	380,129
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		280,000	207,200
6.875%, 1/15/2023		105,000	77,438
Range Resources Corp., 144A, 4.875%, 5/15/2025		815,000	713,125
Rice Energy, Inc., 7.25%, 5/1/2023		105,000	91,875
RSP Permian, Inc., 6.625%, 10/1/2022		575,000	566,375
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		1,240,000	1,191,950
Sabine Pass LNG LP, 7.5%, 11/30/2016		565,000	581,385
Sunoco LP:
144A, 5.5%, 8/1/2020		300,000	299,250
144A, 6.375%, 4/1/2023		300,000	300,186
Tesoro Corp., 4.25%, 10/1/2017		400,000	406,000
Whiting Petroleum Corp., 6.25%, 4/1/2023		465,000	312,713
Williams Partners LP, 6.125%, 7/15/2022		615,000	571,070
WPX Energy, Inc., 7.5%, 8/1/2020		975,000	760,500
			15,401,924
Financials 8.5%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		1,300,000	1,340,625
AerCap Ireland Capital Ltd.:
4.625%, 10/30/2020		670,000	686,750
5.0%, 10/1/2021		240,000	248,400
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		470,000	475,875
Banco Bradesco SA, 144A, 5.75%, 3/1/2022		1,355,000	1,382,100
CIT Group, Inc.:
3.875%, 2/19/2019		2,130,000	2,124,675
5.25%, 3/15/2018		1,545,000	1,598,302
CNO Financial Group, Inc.:
4.5%, 5/30/2020		155,000	158,100
5.25%, 5/30/2025		315,000	322,088
E*TRADE Financial Corp.:
4.625%, 9/15/2023		395,000	394,013
5.375%, 11/15/2022		345,000	364,406
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		460,000	478,975
(REIT), 5.375%, 4/1/2023		1,275,000	1,319,625
(REIT), 5.75%, 1/1/2025		345,000	362,250
(REIT), 5.875%, 1/15/2026		305,000	321,623
International Lease Finance Corp.:
3.875%, 4/15/2018		1,370,000	1,377,809
5.75%, 5/15/2016		205,000	205,513
6.25%, 5/15/2019		605,000	645,081
8.75%, 3/15/2017		1,220,000	1,285,148
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		230,000	239,200
Morgan Stanley, Series H, 5.45%, 7/29/2049		295,000	278,775
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		545,000	569,525
(REIT), 6.375%, 3/1/2024		620,000	652,550
(REIT), 6.875%, 5/1/2021		550,000	569,937
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		505,000	525,200
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		490,000	478,975
			18,405,520
Health Care 10.9%
Alere, Inc., 144A, 6.375%, 7/1/2023		400,000	420,000
Community Health Systems, Inc.:
5.125%, 8/15/2018		2,160,000	2,176,200
5.125%, 8/1/2021		105,000	106,313
7.125%, 7/15/2020		1,615,000	1,526,175
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		205,000	175,788
Endo Finance LLC:
144A, 5.75%, 1/15/2022		420,000	397,950
144A, 5.875%, 1/15/2023		425,000	404,812
Endo Ltd.:
144A, 6.0%, 7/15/2023		445,000	418,856
144A, 6.0%, 2/1/2025		290,000	271,875
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		405,000	441,830
144A, 6.5%, 9/15/2018		210,000	229,163
Fresenius Medical Care U.S. Finance, Inc., 144A, 5.75%, 2/15/2021		235,000	254,388
HCA, Inc.:
5.25%, 6/15/2026		980,000	1,004,500
5.875%, 2/15/2026		1,450,000	1,493,500
6.5%, 2/15/2020		2,155,000	2,365,112
7.5%, 2/15/2022		804,000	910,530
Hologic, Inc., 144A, 5.25%, 7/15/2022		200,000	208,500
Horizon Pharma Financing, Inc., 144A, 6.625%, 5/1/2023		325,000	286,812
IMS Health, Inc., 144A, 6.0%, 11/1/2020		465,000	477,787
LifePoint Health, Inc.:
5.5%, 12/1/2021		515,000	538,175
5.875%, 12/1/2023		520,000	543,400
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		170,000	159,290
144A, 5.625%, 10/15/2023		310,000	281,325
Tenet Healthcare Corp.:
144A, 4.134%**, 6/15/2020		380,000	377,150
6.0%, 10/1/2020		1,500,000	1,597,500
6.25%, 11/1/2018		1,975,000	2,103,375
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		765,000	623,475
144A, 5.875%, 5/15/2023		705,000	552,544
144A, 6.125%, 4/15/2025		2,070,000	1,593,900
144A, 7.5%, 7/15/2021		1,985,000	1,653,743
			23,593,968
Industrials 11.5%
ADT Corp.:
3.5%, 7/15/2022		285,000	246,525
5.25%, 3/15/2020		635,000	649,287
6.25%, 10/15/2021		880,000	884,400
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		865,000	897,437
Air Lease Corp., 4.75%, 3/1/2020		535,000	558,807
Allegion PLC, 5.875%, 9/15/2023		205,000	215,763
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		500,000	423,750
Belden, Inc., 144A, 5.5%, 9/1/2022		660,000	663,300
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		595,000	443,275
144A, 6.0%, 10/15/2022		485,000	363,750
144A, 7.5%, 3/15/2025		200,000	152,000
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		250,000	235,000
Casella Waste Systems, Inc., 7.75%, 2/15/2019		440,000	446,325
CNH Industrial Capital LLC, 3.25%, 2/1/2017		1,615,000	1,610,962
Covanta Holding Corp., 5.875%, 3/1/2024		430,000	417,100
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		520,000	512,200
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		270,000	245,700
DR Horton, Inc., 4.0%, 2/15/2020		185,000	190,550
EnerSys, 144A, 5.0%, 4/30/2023		105,000	101,325
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		235,000	235,000
FTI Consulting, Inc., 6.0%, 11/15/2022		375,000	392,813
Garda World Security Corp., 144A, 7.25%, 11/15/2021		540,000	415,800
Gates Global LLC, 144A, 6.0%, 7/15/2022		370,000	316,350
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		810,000	850,500
144A, 5.0%, 11/15/2025		360,000	376,650
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		250,000	272,500
Masonite International Corp., 144A, 5.625%, 3/15/2023		435,000	454,575
Meritor, Inc.:
6.25%, 2/15/2024		410,000	361,313
6.75%, 6/15/2021		975,000	904,312
Moog, Inc., 144A, 5.25%, 12/1/2022		340,000	340,425
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		505,000	503,737
Oshkosh Corp.:
5.375%, 3/1/2022		322,500	328,144
5.375%, 3/1/2025		50,000	50,375
Ply Gem Industries, Inc., 6.5%, 2/1/2022		810,000	801,675
SBA Communications Corp., 5.625%, 10/1/2019		370,000	386,188
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		540,000	558,900
Summit Materials LLC:
6.125%, 7/15/2023		600,000	570,000
144A, 8.5%, 4/15/2022		250,000	258,125
Titan International, Inc., 6.875%, 10/1/2020		340,000	275,400
Triumph Group, Inc., 5.25%, 6/1/2022		245,000	220,500
United Rentals North America, Inc.:
4.625%, 7/15/2023		345,000	342,844
6.125%, 6/15/2023		45,000	46,463
7.375%, 5/15/2020		2,330,000	2,437,762
7.625%, 4/15/2022		565,000	601,725
USG Corp., 144A, 5.5%, 3/1/2025		25,000	26,000
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022		485,000	471,056
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020		835,000	844,394
144A, 4.5%, 4/29/2022		1,120,000	1,142,400
144A, 4.75%, 4/29/2025		900,000	895,500
			24,938,882
Information Technology 6.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		205,000	210,381
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,680,000	1,766,100
Cardtronics, Inc., 5.125%, 8/1/2022		280,000	276,500
CDW LLC:
5.5%, 12/1/2024		685,000	705,550
6.0%, 8/15/2022		755,000	797,937
Denali International LLC, 144A, 5.625%, 10/15/2020		575,000	606,553
EarthLink Holdings Corp., 7.375%, 6/1/2020		470,000	486,450
Entegris, Inc., 144A, 6.0%, 4/1/2022		290,000	294,350
First Data Corp., 144A, 7.0%, 12/1/2023		600,000	606,000
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		510,000	540,600
Infor U.S., Inc., 6.5%, 5/15/2022		460,000	418,600
Informatica LLC, 144A, 7.125%, 7/15/2023		200,000	193,000
Jabil Circuit, Inc., 5.625%, 12/15/2020		3,750,000	3,871,875
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		475,000	388,313
NCR Corp.:
5.875%, 12/15/2021		105,000	107,363
6.375%, 12/15/2023		260,000	267,800
NXP BV, 144A, 3.75%, 6/1/2018		1,125,000	1,139,062
Open Text Corp., 144A, 5.625%, 1/15/2023		380,000	387,600
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		300,000	298,500
Sanmina Corp., 144A, 4.375%, 6/1/2019		50,000	51,125
Western Digital Corp.:
144A, 7.375%, 4/1/2023 (b)		250,000	255,000
144A, 10.5%, 4/1/2024 (b)		845,000	847,112
			14,515,771
Materials 11.3%
ArcelorMittal, 5.125%, 6/1/2020		130,000	124,800
Ardagh Packaging Finance PLC:
144A, 3.634%**, 12/15/2019		640,000	630,400
144A, 6.75%, 1/31/2021		645,000	624,037
Ashland, Inc.:
3.875%, 4/15/2018		1,900,000	1,964,125
4.75%, 8/15/2022		1,800,000	1,827,000
Ball Corp.:
4.375%, 12/15/2020		255,000	265,359
5.25%, 7/1/2025		505,000	530,250
Berry Plastics Corp., 5.5%, 5/15/2022		800,000	824,000
Cascades, Inc., 144A, 5.5%, 7/15/2022		280,000	269,325
Chemours Co.:
144A, 6.625%, 5/15/2023		385,000	313,775
144A, 7.0%, 5/15/2025		175,000	140,000
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		385,000	375,856
Constellium NV, 144A, 7.875%, 4/1/2021		550,000	549,521
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		435,000	415,425
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		605,000	541,475
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		806,000	540,020
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017		1,350,000	1,245,375
2.375%, 3/15/2018		2,200,000	1,947,000
Hexion, Inc., 6.625%, 4/15/2020		505,000	419,150
Huntsman International LLC, 5.125%, 4/15/2021	EUR	475,000	533,071
Kaiser Aluminum Corp., 8.25%, 6/1/2020		490,000	509,600
Novelis, Inc., 8.75%, 12/15/2020		3,040,000	3,068,272
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		400,000	399,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		500,000	487,500
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022		440,000	370,425
144A, 10.375%, 5/1/2021		300,000	290,250
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		1,785,000	1,831,856
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		230,000	239,200
144A, 5.125%, 12/1/2024		115,000	119,313
Teck Resources Ltd., 2.5%, 2/1/2018		2,500,000	2,187,500
Tronox Finance LLC:
6.375%, 8/15/2020		385,000	295,969
144A, 7.5%, 3/15/2022		490,000	367,500
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		190,000	197,600
144A, 5.625%, 10/1/2024		95,000	99,038
			24,542,987
Telecommunication Services 17.7%
B Communications Ltd., 144A, 7.375%, 2/15/2021		535,000	579,138
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		180,000	182,342
Series T, 5.8%, 3/15/2022		1,315,000	1,265,161
Series S, 6.45%, 6/15/2021		1,035,000	1,048,579
Series W, 6.75%, 12/1/2023		1,010,000	982,225
Series Y, 7.5%, 4/1/2024 (b)		935,000	937,337
CommScope, Inc.:
144A, 4.375%, 6/15/2020		245,000	251,738
144A, 5.0%, 6/15/2021		490,000	493,675
CyrusOne LP, 6.375%, 11/15/2022		645,000	669,187
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		480,000	373,152
144A, 8.25%, 9/30/2020		2,154,000	1,847,055
Digicel Ltd.:
144A, 6.75%, 3/1/2023		745,000	657,462
144A, 7.0%, 2/15/2020		200,000	182,500
Frontier Communications Corp.:
6.25%, 9/15/2021		295,000	272,695
7.125%, 1/15/2023		1,040,000	920,400
8.5%, 4/15/2020		1,380,000	1,427,472
144A, 10.5%, 9/15/2022		1,285,000	1,317,125
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		435,000	485,025
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		430,000	259,075
144A, 8.0%, 2/15/2024		1,160,000	1,194,800
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		440,000	443,300
5.375%, 8/15/2022		2,145,000	2,178,269
144A, 5.375%, 1/15/2024		360,000	364,500
5.375%, 5/1/2025		415,000	420,188
6.125%, 1/15/2021		2,160,000	2,262,600
7.0%, 6/1/2020		710,000	740,672
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		645,000	614,362
Plantronics, Inc., 144A, 5.5%, 5/31/2023		200,000	196,500
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020		200,000	209,000
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		475,000	475,000
Sprint Corp., 7.125%, 6/15/2024		2,250,000	1,670,625
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024 (b)		1,675,000	1,695,937
6.125%, 1/15/2022		205,000	211,663
6.375%, 3/1/2025		1,047,000	1,071,866
6.464%, 4/28/2019		695,000	708,900
6.5%, 1/15/2026		30,000	31,163
6.625%, 11/15/2020		2,200,000	2,271,500
6.625%, 4/1/2023		1,500,000	1,578,750
Telesat Canada, 144A, 6.0%, 5/15/2017		4,185,000	4,185,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		375,000	378,750
Windstream Services LLC, 7.75%, 10/15/2020		160,000	137,600
Zayo Group LLC:
6.0%, 4/1/2023		880,000	878,346
6.375%, 5/15/2025		520,000	508,300
6.375%, 5/15/2025 (b)		357,000	349,003
			38,927,937
Utilities 2.4%
Calpine Corp.:
5.375%, 1/15/2023		465,000	450,762
5.75%, 1/15/2025		465,000	446,400
DPL, Inc., 6.5%, 10/15/2016		184,000	187,680
Dynegy, Inc.:
7.375%, 11/1/2022		505,000	467,125
7.625%, 11/1/2024		905,000	821,288
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		525,000	383,250
NGL Energy Partners LP, 5.125%, 7/15/2019		370,000	223,850
NRG Energy, Inc., 6.25%, 5/1/2024		2,275,000	2,087,312
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		190,000	164,825
			5,232,492
Total Corporate Bonds (Cost $253,931,285)			249,190,983

Loan Participations and Assignments 15.8%
Senior Loans**
Consumer Discretionary 4.3%
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,077,236	1,076,159
CSC Holdings, Inc., Term Loan B, 2.933%, 4/17/2020		3,615,554	3,618,265
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		2,385,000	2,396,436
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		817,204	818,311
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		1,550,250	1,533,461
			9,442,632
Consumer Staples 1.4%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019		2,159,996	2,163,441
Pinnacle Foods Finance LLC, Term Loan G, 3.0%, 4/29/2020		484,288	484,654
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020		396,900	396,735
			3,044,830
Health Care 2.1%
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		560,025	561,165
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		189,809	186,883
Term Loan H, 4.0%, 1/27/2021		349,243	343,857
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		943,200	947,326
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 5.25%, 2/13/2019		1,979,852	1,879,375
Term Loan B, 5.5%, 12/11/2019		677,092	641,545
			4,560,151
Industrials 0.8%
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021		473,782	476,250
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		746,144	747,077
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		573,447	564,845
			1,788,172
Information Technology 2.4%
First Data Corp.:
Term Loan, 3.932%, 3/24/2018		3,218,704	3,217,900
Term Loan, 4.432%, 3/24/2021		2,075,000	2,072,406
			5,290,306
Materials 2.0%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		2,205,713	2,040,670
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		1,919,174	1,910,250
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022		309,225	310,289
			4,261,209
Telecommunication Services 0.5%
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		72,750	72,750
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		860,000	859,463
Term Loan B, 4.0%, 1/15/2020		115,000	115,467
			1,047,680
Utilities 2.3%
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		3,374,500	3,338,646
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		1,626,146	1,612,836
			4,951,482
Total Loan Participations and Assignments (Cost $34,598,916)			34,386,462

	Shares	Value ($)

Cash Equivalents 1.1%
Central Cash Management Fund, 0.37% (c) (Cost $2,312,795)	2,312,795	2,312,795

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $290,842,996)†	131.6	285,890,240
Notes Payable	(32.2)	(70,000,000)
Other Assets and Liabilities, Net	0.6	1,367,364
Net Assets	100.0	217,257,604

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	525,000	325,491	383,250

* Non-income producing security.

** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2016.

† The cost for federal income tax purposes was $290,791,040. At March 31, 2016, net unrealized depreciation for all securities based on tax cost was $4,900,800. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,496,395 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,397,195.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

As of March 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	22,559	EUR	20,000	4/14/2016	206	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	430,000	USD	467,579	4/14/2016	(21,869)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosure regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (d)
Corporate Bonds	$ —	$ 249,190,983	$ —	$ 249,190,983
Loan Participations and Assignments	—	34,386,462	—	34,386,462
Short-Term Investments	2,312,795	—	—	2,312,795
Derivatives (e) Forward Foreign Currency Contracts	—	206	—	206
Total	$ 2,312,795	$ 283,577,651	$ —	$ 285,890,446
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (e) Forward Foreign Currency Contracts	$ —	$ (21,869)	$ —	$ (21,869)
Total	$ —	$ (21,869)	$ —	$ (21,869)

There have been no transfers between fair value measurement levels during the period ended March 31, 2016.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of March 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $288,530,201)	$ 283,577,445
Investment in Central Cash Management Fund (cost $2,312,795)	2,312,795
Total investments in securities, at value (cost $290,842,996)	285,890,240
Receivable for investments sold	2,833,243
Receivable for investments sold — when-issued securities	351,750
Interest receivable	4,246,113
Unrealized appreciation on forward foreign currency exchange contracts	206
Other assets	5,175
Total assets	293,326,727
Liabilities
Cash overdraft	16,279
Payable for investments purchased	886,945
Payable for investments purchased — when-issued securities	4,734,480
Notes payable	70,000,000
Interest on notes payable	29,183
Unrealized depreciation on forward foreign currency exchange contracts	21,869
Accrued management fee	207,738
Accrued Directors' fees	4,414
Other accrued expenses and payables	168,215
Total liabilities	76,069,123
Net assets, at value	$ 217,257,604
Net Assets Consist of
Undistributed net investment income	401,023
Net unrealized appreciation (depreciation) on: Investments	(4,952,756)
Foreign currency	(21,212)
Accumulated net realized gain (loss)	(615,078,692)
Paid-in capital	836,909,241
Net assets, at value	$ 217,257,604
Net Asset Value
Net Asset Value per share ($217,257,604 ÷ 15,181,370 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.31

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended March 31, 2016 (Unaudited)
Investment Income
Income: Interest	$ 8,586,648
Dividends	13,767
Income distributions — Central Cash Management Fund	6,662
Total income	8,607,077
Expenses: Management fee	1,276,526
Administration fee	150,177
Services to shareholders	1,083
Custodian fee	24,270
Professional fees	107,092
Reports to shareholders	38,380
Directors' fees and expenses	9,907
Interest expense	621,602
Stock exchange listing fees	12,443
Other	28,501
Total expenses	2,269,981
Net investment income	6,337,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(15,352,067)
Swap contracts	46,705
Foreign currency	2,125
(15,303,237)
Change in net unrealized appreciation (depreciation) on: Investments	11,266,086
Swap contracts	5,488
Foreign currency	(14,000)
11,257,574
Net gain (loss)	(4,045,663)
Net increase (decrease) in net assets resulting from operations	2,291,433

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended March 31, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 2,291,433
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(47,506,097)
Net (purchases), sales and maturities of short-term investments	2,088,355
Net amortization/accretion of premium (discount)	297,650
Proceeds from sales and maturities of long-term investments	65,812,547
(Increase) decrease in interest receivable	816,302
(Increase) decrease in other assets	(4,547)
(Increase) decrease in receivable for investments sold	(232,550)
(Increase) decrease in receivable for investments sold — when-issued securities	(225,344)
Increase (decrease) in interest on notes payable	6,473
(Increase) decrease in upfront payments paid/received on credit default swap contracts	142,496
Increase (decrease) in payable for investments purchased	(372,246)
Increase (decrease) in payable for investments purchased — when-issued securities	3,059,480
Increase (decrease) in other accrued expenses and payables	(68,047)
Change in unrealized (appreciation) depreciation on investments	(11,266,086)
Change in unrealized (appreciation) depreciation on swaps	(5,488)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	14,395
Net realized (gain) loss from investments	15,352,067
Cash provided (used) by operating activities	30,200,793
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	16,279
Net increase (decrease) in notes payable	(24,500,000)
Distributions paid	(5,958,688)
Cash provided (used) for financing activities	(30,442,409)
Increase (decrease) in cash	(241,616)
Cash at beginning of period	241,616
Cash at end of period	$ —
Supplemental Disclosure
Interest paid on notes	$ (615,129)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations: Net investment income	$ 6,337,096	$ 14,590,215
Net realized gain (loss)	(15,303,237)	(3,580,265)
Change in net unrealized appreciation (depreciation)	11,257,574	(20,605,852)
Net increase (decrease) in net assets resulting from operations	2,291,433	(9,595,902)
Distributions to shareholders from: Net investment income	(5,958,688)	(15,552,725)
Fund share transactions: Cost of shares repurchased	—	(3,828,014)
Net Increase (decrease) in net assets from Fund share transactions	—	(3,828,014)
Increase (decrease) in net assets	(3,667,255)	(28,976,641)
Net assets at beginning of period	220,924,859	249,901,500
Net assets at end of period (including undistributed net investment income of $401,023 and $22,615, respectively)	$ 217,257,604	$ 220,924,859
Other Information
Shares outstanding at beginning of period	15,181,370	15,450,908
Shares repurchased	—	(269,538)
Shares outstanding at end of period	15,181,370	15,181,370

The accompanying notes are an integral part of the financial statements.

Financial Highlights

		Years Ended September 30,
Six Months Ended 3/31/16 (Unaudited)		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.55	$ 16.17	$ 15.97	$ 16.03	$13.92	$15.03
Income (loss) from investment operations: Net investment income[a]	.42	.96	1.08	1.14	1.25	1.25
Net realized and unrealized gain (loss)	(.27)	(1.59)	.07	(.08)	2.19	(1.09)
Total from investment operations	.15	(.63)	1.15	1.06	3.44	.16
Less distributions from: Net investment income	(.39)	(1.02)	(1.05)	(1.19)	(1.33)	(1.42)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAV[a]	—	.03	.10	.07	—	.15
Net asset value, end of period	$ 14.31	$ 14.55	$ 16.17	$ 15.97	$ 16.03	$ 13.92
Market value, end of period	$ 13.33	$ 13.15	$ 14.64	$ 14.15	$ 15.97	$ 13.07
Total Return
Based on net asset value (%)[b]	1.31**	(3.34)	8.78	7.77	25.73	2.16
Based on market value (%)[b]	4.42**	(3.52)	11.16	(4.15)	33.41	7.66

Financial Highlights (continued)
		Years Ended September 30,
Six Months Ended 3/31/16 (Unaudited)		2015	2014	2013	2012	2011
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	221	250	260	270	234
Ratio of expenses before fee reductions (including interest expense) (%)	2.09*	2.04	2.01	2.06	2.30	2.52
Ratio of expenses after fee reductions (including interest expense) (%)	2.09*	2.04	2.01	2.06	2.08	2.31
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.51*	1.57	1.52	1.47	1.44	1.68
Ratio of net investment income (%)	5.82*	6.05	6.53	7.01	8.12	8.08
Portfolio turnover rate (%)	16**	46	46	53	36	134
Total debt outstanding, end of period ($ thousands)	70,000	94,500	116,500	110,000	114,000	98,000
Asset coverage per $1,000 of debt[c]	4,104	3,338	3,145	3,363	3,369	3,392

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation. At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until March 30, 2018, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board-approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $599,826,000, including $511,895,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000), September 30, 2017 ($198,233,000), September 30, 2018 ($243,689,000) and September 30, 2019 ($11,547,000), the respective expiration dates, whichever occurs first; and approximately $87,931,000 of post-enactment short-term ($1,890,000) and long-term ($86,041,000) losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. As a buyer in the credit default swap contract, the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the six months ended March 31, 2016, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

As of March 31, 2016, the Fund did not hold open credit default swap contracts. For the six months ended March 31, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,190,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $468,000 to $557,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $56,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 206

The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (21,869)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 46,705	$ 46,705
Foreign Exchange Contracts (b)	11,100	—	11,100
	$ 11,100	$ 46,705	$ 57,805

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 5,488	$ 5,488
Foreign Exchange Contracts (b)	(14,395)	—	(14,395)
	$ (14,395)	$ 5,488	$ (8,907)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of March 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc	$ 206	$ (206)	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc	$ 21,869	$ (206)	$ —	$ 21,663

C. Purchases and Sales of Securities

During the six months ended March 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $47,506,097 and $65,812,547, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The contractual management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Managed assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2016, the Administration Fee was $150,177, of which $24,374 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2016, the amount charged to the Fund by DSC aggregated $128, of which $84 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,025, of which $7,443 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Borrowings

The Fund currently has a secured line of credit with a commercial bank with a commitment amount up to $117,000,000 with a maturity date of September 19, 2016. The note bears interest at the higher of either the Overnight Federal Funds rate or the Overnight LIBOR rate; or the LIBOR Term Rate, plus 0.90%. At March 31, 2016, the average borrowing cost was 1.67%. A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At March 31, 2016, the Fund had a notes payable outstanding of $70,000,000. The weighted average outstanding daily balance of all loans during the six months ended March 31, 2016 was approximately $82,732,000, with a weighted average annualized borrowing cost of 1.50%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings or to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments including asset coverage and portfolio composition requirements, under the terms of the credit facility. Such restrictions and covenants contained in the credit facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

During periods in which the Fund is using leverage, the fees received by the Advisor for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

There is no assurance that the Fund's leveraging strategy will be successful.

G. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During its six months ended March 31, 2016, the Fund did not purchase its shares of common stock on the open market. During the year ended September 30, 2015, the Fund purchased 269,538 of its shares of common stock on the open market at a total cost of $3,828,014 ($14.17 average per share). The average discount of these purchased shares comparing the purchase price to the net asset value at the time of purchase, was 11.31%.

On July 9, 2014, the Fund announced that the Fund’s Board of Directors extended the Fund’s existing open market share repurchase program for an additional twelve-month period. The Fund was authorized to purchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open-market transactions over the period from December 1, 2014 until November 30, 2015 when the Fund’s shares traded at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2013 and ran until November 30, 2014.

On September 11, 2015, the Fund announced that the Fund’s Board of Directors extended the Fund’s existing open market share repurchase program for an additional twelve-month period. The Fund may continue to purchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open market transactions over the period from December 1, 2015 until November 30, 2016 when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, as noted above.

Tax Information (Unaudited)

Note Concerning November Distribution

The Fund previously estimated that 100% of the dividend payable on November 30, 2015 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 1% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund’s fiscal year. Shareholders will receive a Form 1099-DIV for the calendar year, which will describe how to report distributions for tax purposes.

Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

On July 10, 2015, the Fund announced that its Board of Directors had approved, subject to stockholder approval, an amendment to the Fund’s Articles of Incorporation requiring the liquidation and dissolution of the Fund. At the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved the amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until March 30, 2018, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated. Deutsche Investment Management Americas Inc. ("DIMA"), the Fund’s investment adviser, proposed the amendment to the Fund’s Articles of Incorporation to the Board pursuant to the terms of a Standstill Agreement that DIMA and the Fund had entered into with Bulldog Investors, LLC ("Bulldog"), a large stockholder in the Fund, and certain parties associated with Bulldog. Under the terms of the Standstill Agreement, Bulldog agreed, among other things, to withdraw its stockholder proposals and director nominations for the Fund’s 2015 Annual Meeting.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund’s common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Open-market purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

Each Participant may send additional funds in the amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional shares of the Fund’s common stock as of that investment date. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche High Income Opportunities Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the Fund’s common stock is traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the Participant.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct brokerage commissions for this transaction and any transfer taxes. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	DHG
CUSIP Number	25158Y 102

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, Universality of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.

(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended March 31, 2016.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$100,001-$500,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended March 31, 2016.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$5,100,242,357	-	-
Thomas R. Bouchard	6	$1,749,144,551	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$686,863,310	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	-	$ -	-	602,811
November 1 through November 30	-	$ -	-	602,811
December 1 through December 31	-	$ -	-	759,069
January 1 through January 31	-	$ -	-	759,069
February 1 through February 29	-	$ -	-	759,069
March 1 through March 31	-	$ -	-	759,069
Total	-	$ -	-

On July 9, 2014, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (767,450) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2014 through November 30, 2015. Under this plan, the Fund repurchased 164,639 shares in the open market during the period December 1, 2014 and November 30, 2015.

On September 11, 2015, the Fund announced that the Fund's Board of Directors has extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (759,069) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2015 through November 30, 2016. Under this plan, the Fund did not repurchased any shares in the open market during the period December 1, 2015 and March 31, 2016.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Opportunities Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 27, 2016